                                                                    Exhibit 99.4

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                               234,648.09
      Available Funds:
        Contract Payments due and received in this period                                                            4,567,927.40
        Contract Payments due in prior period(s) and received in this period                                           840,427.49
        Contract Payments received in this period for next period                                                       82,400.13
        Sales, Use and Property Tax, Maintenance, Late Charges                                                          94,811.93
        Prepayment Amounts related to early termination in this period                                               1,909,200.07
        Servicer Advance                                                                                               378,505.21
        Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
        Transfer from Reserve Account                                                                                    5,898.43
        Interest earned on Collection Account                                                                            4,665.56
        Interest earned on Affiliated Account                                                                              979.87
        Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                                            0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                     0.00
        Amounts paid under insurance policies                                                                                0.00
        Any other amounts                                                                                                    0.00
                                                                                                                   --------------
      Total Available Funds                                                                                          8,119,464.18
      Less: Amounts to be Retained in Collection Account                                                               243,929.35
                                                                                                                   --------------
      AMOUNT TO BE DISTRIBUTED                                                                                       7,875,534.83
                                                                                                                   ==============


      DISTRIBUTION OF FUNDS:
        1.  To Trustee -  Fees                                                                                               0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 840,427.49
        3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

              a) Class A1 Principal and Interest                                                                             0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                 5,517,968.46
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   508,746.22
              b) Class B Principal and Interest                                                                        102,855.65
              c) Class C Principal and Interest                                                                        206,283.09
              d) Class D Principal and Interest                                                                        138,797.11
              e) Class E Principal and Interest                                                                        181,955.09

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
        5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                            35,130.69
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          177,858.69
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 5,898.43
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 100,457.36
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                                59,156.55
                                                                                                                   --------------
      TOTAL FUNDS DISTRIBUTED                                                                                        7,875,534.83
                                                                                                                   ==============

                                                                                                                   --------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       243,929.35
                                                                                                                   ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $4,104,190.93
        - Add Investment Earnings                                                                                        5,898.43
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
        - Less Distribution to Certificate Account                                                                       5,898.43
                                                                                                                   --------------
End of period balance                                                                                               $4,104,190.93
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $4,104,190.93
                                                                                                                   ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                             104,260,903.35
                  Pool B                                              34,559,597.37
                                                                   ----------------
                                                                                             138,820,500.72
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        607,993.51
Class A Monthly Interest - Pool B                                        201,532.99

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     2,324,733.47
Class A Monthly Principal - Pool B                                     2,892,454.71
                                                                   ----------------
                                                                                               5,217,188.18
Ending Principal Balance of the Class A Notes
                  Pool A                                             101,936,169.88
                  Pool B                                              31,667,142.66
                                                                   ----------------
                                                                                          -----------------
                                                                                             133,603,312.54
                                                                                          =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $240,779,000    Original Face $240,779,000    Balance Factor
$ 3.362114                    $ 21.667954                   55.487942%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                     0.00
                  Class A2                                                     0.00
                  Class A3                                            53,016,500.72
                  Class A4                                            85,804,000.00
                                                                   ----------------

Class A Monthly Interest                                                                     138,820,500.72
                  Class A1 (Actual Number Days/360)                            0.00
                  Class A2                                                     0.00
                  Class A3                                               300,780.28
                  Class A4                                               508,746.22
                                                                   ----------------

Class A Monthly Principal
                  Class A1                                                     0.00
                  Class A2                                                     0.00
                  Class A3                                             5,217,188.18
                  Class A4                                                     0.00
                                                                   ----------------
                                                                                               5,217,188.18
Ending Principal Balance of the Class A Notes
                  Class A1                                                     0.00
                  Class A2                                                     0.00
                  Class A3                                            47,799,312.54
                  Class A4                                            85,804,000.00
                                                                   ----------------
                                                                                          -----------------
                                                                                             133,603,312.54
                                                                                          =================

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
Original Face $74,000,000    Original Face $74,000,000    Balance Factor
$ 4.064598                   $ 70.502543                  64.593666%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

V.  CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                 1,777,046.52
                             Pool B                                   589,024.52
                                                                   -------------
                                                                                         2,366,071.04

        Class B Overdue Interest, if any                                    0.00
        Class B Monthly Interest - Pool A                              10,459.40
        Class B Monthly Interest - Pool B                               3,466.90
        Class B Overdue Principal, if any                                   0.00
        Class B Monthly Principal - Pool A                             39,626.14
        Class B Monthly Principal - Pool B                             49,303.21
                                                                   -------------
                                                                                            88,929.35
        Ending Principal Balance of the Class B Notes
                             Pool A                                 1,737,420.38
                             Pool B                                   539,721.31
                                                                   -------------
                                                                                       --------------
                                                                                         2,277,141.69
                                                                                       ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,104,000    Original Face $4,104,000     Balance Factor
$ 3.393348                  $ 21.668945                  55.485909%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                             Pool A                                     3,554,093.06
                             Pool B                                     1,178,049.02
                                                                       -------------
                                                                                             4,732,142.08

        Class C Overdue Interest, if any                                        0.00
        Class C Monthly Interest - Pool A                                  21,348.25
        Class C Monthly Interest - Pool B                                   7,076.15
        Class C Overdue Principal, if any                                       0.00
        Class C Monthly Principal - Pool A                                 79,252.28
        Class C Monthly Principal - Pool B                                 98,606.41
                                                                       -------------
                                                                                               177,858.69
        Ending Principal Balance of the Class C Notes
                             Pool A                                     3,474,840.78
                             Pool B                                     1,079,442.61
                                                                       -------------
                                                                                           --------------
                                                                                             4,554,283.39
                                                                                           ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $8,208,000    Original Face $8,208,000     Balance Factor
$ 3.463012                  $ 21.668944                  55.485909%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                       2,369,395.37
                             Pool B                                         785,366.02
                                                                        --------------
                                                                                              3,154,761.39

        Class D Overdue Interest, if any                                          0.00
        Class D Monthly Interest - Pool A                                    15,189.80
        Class D Monthly Interest - Pool B                                     5,034.85
        Class D Overdue Principal, if any                                         0.00
        Class D Monthly Principal - Pool A                                   52,834.85
        Class D Monthly Principal - Pool B                                   65,737.61
                                                                        --------------
                                                                                                118,572.46
        Ending Principal Balance of the Class D Notes
                             Pool A                                       2,316,560.52
                             Pool B                                         719,628.41
                                                                        --------------
                                                                                            --------------
                                                                                              3,036,188.93
                                                                                            ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $5,472,000    Original Face $5,472,000     Balance Factor
$ 3.696025                  $ 21.668944                  55.485909%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                             Pool A                                          2,961,744.21
                             Pool B                                            981,707.52
                                                                           --------------
                                                                                                 3,943,451.73

        Class E Overdue Interest, if any                                             0.00
        Class E Monthly Interest - Pool A                                       25,340.19
        Class E Monthly Interest - Pool B                                        8,399.33
        Class E Overdue Principal, if any                                            0.00
        Class E Monthly Principal - Pool A                                      66,043.56
        Class E Monthly Principal - Pool B                                      82,172.01
                                                                           --------------
                                                                                                   148,215.57
        Ending Principal Balance of the Class E Notes
                             Pool A                                          2,895,700.65
                             Pool B                                            899,535.51
                                                                           --------------
                                                                                               --------------
                                                                                                 3,795,236.16
                                                                                               ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $6,840,000    Original Face $6,840,000     Balance Factor
$ 4.932678                  $ 21.668943                  55.485909%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                  3,555,273.00
                             Pool B                                                  1,178,597.98
                                                                                   --------------
                                                                                                            4,733,870.98

        Residual Interest - Pool A                                                      24,561.64
        Residual Interest - Pool B                                                      10,569.05
        Residual Principal - Pool A                                                     79,252.28
        Residual Principal - Pool B                                                     98,606.41
                                                                                   --------------
                                                                                                              177,858.69
        Ending Residual Principal Balance
                             Pool A                                                  3,476,020.72
                             Pool B                                                  1,079,991.57
                                                                                   --------------
                                                                                                          --------------
                                                                                                            4,556,012.29
                                                                                                          ==============


X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                      59,156.55
         - Servicer Advances reimbursement                                                                    840,427.49
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    100,457.36
                                                                                                          --------------
        Total amounts due to Servicer                                                                       1,000,041.40
                                                                                                          ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                     118,478,455.49

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                        0.00

          Decline in Aggregate Discounted Contract Balance                                                           2,641,742.58

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                            ------------------
             at the ending of the related Collection Period                                                        115,836,712.91
                                                                                                               ==================


          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                 2,592,256.07

              - Principal portion of Prepayment Amounts                                          49,486.51

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                          0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                               0.00

                                                                                            --------------
                                Total Decline in Aggregate Discounted Contract Balance        2,641,742.58
                                                                                            ==============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                      39,272,342.44

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                        0.00

          Decline in Aggregate Discounted Contract Balance                                                           3,286,880.36

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                            ------------------
             at the ending of the related Collection Period                                                         35,985,462.08
                                                                                                               ==================


          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                 1,439,276.56

              - Principal portion of Prepayment Amounts                                       1,847,603.80

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                          0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                               0.00

                                                                                            --------------
                                Total Decline in Aggregate Discounted Contract Balance        3,286,880.36
                                                                                            ==============

                                                                                                               ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  151,822,174.99
                                                                                                               ==================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                 Predecessor
                                                                            Discounted          Predecessor      Discounted
          Lease #        Lessee Name                                        Present Value       Lease #          Present Value
          --------------------------------------------------------          --------------      ------------     ---------------
                         NONE




                                                                            --------------                       ---------------
                                                                     Totals:         $0.00                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                  NO  X
                                                                                 ------               ------

          POOL B                                                                                               Predecessor
                                                                            Discounted        Predecessor      Discounted
          Lease #        Lessee Name                                        Present Value     Lease #          Present Value
          --------------------------------------------------------          -------------     -----------      --------------
                         NONE




                                                                            -------------                      --------------
                                                                     Totals:        $0.00                               $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                    $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
          BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                  NO  X
                                                                                 ------               ------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                                   Discounted        Predecessor    Discounted
          Lease #    Lessee Name                                                   Present Value     Lease #        Present Value
          ---------------------------------------------------------------          -------------     -----------    ---------------
          1528-004   U.S. Neurological, Inc.                                         $194,560.17      2042-202          $981,403.44
          2826-001   Newark Health Imaging, L.L.C.                                   $789,368.50
          2875-008   MRI of River North, INC. et al                                  $735,842.45      2314-004          $707,303.41
          2709-202   Symmorphix, Inc.                                                $390,173.53      2041-201          $526,898.39
          2712-201   Matric Semiconductor, Inc.                                      $123,333.71      2041-202           $87,853.47
          2712-202   Matric Semiconductor, Inc.                                      $102,100.09
          3323-001   Open MRI Ohio I Ventures L.L.C.                               $1,018,210.69      2659-001          $567,212.03
                     Cash                                                            $116,213.37      2660-001          $567,212.03




                                                                                   -------------                    ---------------
                                                                            Totals:$3,469,802.51                      $3,437,882.77

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              3,437,882.77
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

Change in any of the above detail during the related Collection Period                     YES        NO  X
                                                                                           ------     ------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                                 Discounted        Predecessor     Discounted
          Lease #    Lessee Name                                                 Present Value     Lease #         Present Value
          ------------------------------------------------------------           -------------     -----------     --------------
          3313-001   Open MRI Missouri Ventures, LLC                             $1,103,064.69      1004-501           $60,739.26
          3313-003   Open MRI Missouri Ventures, LLC                             $1,035,735.31      1004-502           $60,739.26
          3309-002   Open MRI Illinois Ventures, LLC                               $998,471.79      2786-001        $3,010,223.86




                                                                                 --------------                    --------------
                                                                         Totals: $3,137,271.79                      $3,131,702.38

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $3,131,702.38
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  3.60%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
          BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

Change in any of the above detail during the related Collection Period                     YES        NO  X
                                                                                           ------     ------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XV. POOL PERFORMANCE MEASUREMENTS

1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
        This Month                                4,855,470.94         This Month                      151,822,174.99
        1 Month Prior                             1,596,871.78         1 Month Prior                   157,750,797.93
        2 Months Prior                            2,015,878.72         2 Months Prior                  164,633,435.17

        Total                                     8,468,221.44         Total                           474,206,408.09

        a) 3 MONTH AVERAGE                        2,822,740.48         b) 3 MONTH AVERAGE              158,068,802.70

        c) a/b                                           1.79%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes                   No       X
                                                                                                ----------------      -------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                              Yes                   No       X
                                                                                                ----------------      -------------
          B. An Indenture Event of Default has occurred and is then continuing?              Yes                   No       X
                                                                                                ----------------      -------------

4.        Has a Servicer Event of Default occurred?                                          Yes                   No       X
                                                                                                ----------------      -------------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                   Yes                   No       X
                                                                                                ----------------      -------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                           Yes                   No       X
                                                                                                ----------------      -------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                   No       X
                                                                                                ----------------      -------------

6.        Aggregate Discounted Contract Balance at Closing Date                        Balance  $ 273,612,728.90
                                                                                                ----------------

DELINQUENT LEASE SUMMARY

     Days Past Due            Current Pool Balance               # Leases
     -------------            --------------------               --------
           31 - 60                    5,281,090.30                     41
           61 - 90                    1,394,214.39                     12
          91 - 180                    4,855,470.94                     26

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization